The Munder Funds

Supplement Dated December 11, 2012
to the Statement of Additional Information (“SAI”)
dated October 26, 2012

Investors are advised that the Munder International Equity Fund was merged into the Munder International Fund — Core Equity as of the close of business on December 7, 2012.  Accordingly, all references to the Munder International Equity Fund are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE